UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 16, 2026 (March 13, 2026)

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with its previously announced General Counsel transition, Everest Group, Ltd. (the “Company”) entered into a Separation, Transition Services and General Release Agreement (the “Agreement”), dated March 13, 2026, with its former Executive Vice President and General Counsel, Ricardo Anzaldua. Under the Agreement, in recognition of his service to the Company, assistance as a special advisor to the Company during an extended transition period, agreement to act as an advisor to the Company for a further additional period of time, and in exchange for a full release of all contractual entitlements, claims, rights, and other undertakings with respect to the Company, the Company agreed to pay $7.25 million in respect of certain accrued payments and other compensation and benefits under Mr. Anzaldua’s employment agreement, forfeiture of previously granted equity awards and Mr. Anzaldua’s agreement to provide certain advisory services to the Company for up to nine months after the date his employment ends. In addition, the Company agreed to waive Mr. Anzaldua’s non-compete covenant upon the termination of the advisory services, and Mr. Anzaldua agreed to an extension of his employee non-solicit covenant for an additional six months following the end of his employment.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company will file as an exhibit to a subsequent periodic report on Form 10-Q to be filed with the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

	By:	/S/ ANTHONY VIDOVICH
Anthony Vidovich Executive Vice President and General Counsel

Dated: March 16, 2026